[GRAPHIC OMITTED]

                               POWER OF ATTORNEY

      I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trust"), hereby constitute and appoint Richelle S. Maestro and Michael P. Bishof, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

      This power of attorney is effective for all documents filed on or after February 17, 2005.

      IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 17th day of February 2005.

/s/ Jude T. Driscoll
--------------------------------
    Jude T. Driscoll

----------------------------------------------------------------------------------------------------------------
                                     Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------
Delaware Group Adviser Funds                  Delaware Group Tax-Free Fund
Delaware Group Cash Reserve                   Delaware Group Tax-Free Money Fund
Delaware Group Equity Funds I                 Delaware Pooled Trust
Delaware Group Equity Funds II                Delaware VIP Trust
Delaware Group Equity Funds III               Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Equity Funds IV                Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Equity Funds V                 Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Foundation Funds               Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Global & International Funds   Delaware Investments Florida Insured Municipal Income Fund
Delaware Group Government Fund                Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Income Funds                   Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Limited-Term Government Funds  Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Group State Tax-Free Income Trust

[GRAPHIC OMITTED]

                                POWER OF ATTORNEY

      I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trust"), hereby constitute and appoint Jude T. Driscoll, Richelle S. Maestro and Michael P. Bishof, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

      This power of attorney is effective for all documents filed on or after March 23, 2005.

      IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23rd day of March 2005.


/s/ Thomas L. Bennett
------------------------------------
    Thomas L. Bennett

----------------------------------------------------------------------------------------------------------------
                                      Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------
Delaware Group Adviser Funds                  Voyageur Insured Funds
Delaware Group Cash Reserve                   Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                 Voyageur Investment Trust
Delaware Group Equity Funds II                Voyageur Mutual Funds
Delaware Group Equity Funds III               Voyageur Mutual Funds II
Delaware Group Equity Funds IV                Voyageur Mutual Funds III
Delaware Group Equity Funds V                 Voyageur Tax Free Funds
Delaware Group Foundation Funds               Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds   Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                   Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds  Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust    Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                  Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund            Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Pooled Trust
Delaware VIP Trust

[GRAPHIC OMITTED]

                                POWER OF ATTORNEY

      I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trust"), hereby constitute and appoint Jude T. Driscoll, Richelle S. Maestro and Michael P. Bishof, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

      This power of attorney is effective for all documents filed on or after March 23, 2005.

      IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23rd day of March 2005.

/s/ J. Richard Zecher
--------------------------------
    J. Richard Zecher

----------------------------------------------------------------------------------------------------------------
                                      Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------
Delaware Group Adviser Funds                  Voyageur Insured Funds
Delaware Group Cash Reserve                   Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                 Voyageur Investment Trust
Delaware Group Equity Funds II                Voyageur Mutual Funds
Delaware Group Equity Funds III               Voyageur Mutual Funds II
Delaware Group Equity Funds IV                Voyageur Mutual Funds III
Delaware Group Equity Funds V                 Voyageur Tax Free Funds
Delaware Group Foundation Funds               Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds   Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                   Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds  Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust    Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                  Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund            Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Pooled Trust
Delaware VIP Trust

[GRAPHIC OMITTED]

                                POWER OF ATTORNEY

      I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trust"), hereby constitute and appoint Jude T. Driscoll, Richelle S. Maestro and Michael P. Bishof, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

      This power of attorney is effective for all documents filed on or after March 23, 2005.

      IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23rd day of March 2005.

/s/ John A. Fry
------------------------------------
    John A. Fry

----------------------------------------------------------------------------------------------------------------
                                      Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------
Delaware Group Adviser Funds                  Voyageur Insured Funds
Delaware Group Cash Reserve                   Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                 Voyageur Investment Trust
Delaware Group Equity Funds II                Voyageur Mutual Funds
Delaware Group Equity Funds III               Voyageur Mutual Funds II
Delaware Group Equity Funds IV                Voyageur Mutual Funds III
Delaware Group Equity Funds V                 Voyageur Tax Free Funds
Delaware Group Foundation Funds               Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds   Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                   Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds  Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust    Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                  Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund            Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Pooled Trust
Delaware VIP Trust

[GRAPHIC OMITTED]

                                POWER OF ATTORNEY

      I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trust"), hereby constitute and appoint Jude T. Driscoll, Richelle S. Maestro and Michael P. Bishof, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

      This power of attorney is effective for all documents filed on or after February 17, 2005.

      IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 17th day of February 2005.


/s/ Anthony D. Knerr
--------------------------------
    Anthony D. Knerr

----------------------------------------------------------------------------------------------------------------
                                      Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------
Delaware Group Adviser Funds                  Voyageur Insured Funds
Delaware Group Cash Reserve                   Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                 Voyageur Investment Trust
Delaware Group Equity Funds II                Voyageur Mutual Funds
Delaware Group Equity Funds III               Voyageur Mutual Funds II
Delaware Group Equity Funds IV                Voyageur Mutual Funds III
Delaware Group Equity Funds V                 Voyageur Tax Free Funds
Delaware Group Foundation Funds               Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds   Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                   Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds  Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust    Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                  Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund            Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Pooled Trust
Delaware VIP Trust

[GRAPHIC OMITTED]

                                POWER OF ATTORNEY

      I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trust"), hereby constitute and appoint Jude T. Driscoll, Richelle S. Maestro and Michael P. Bishof, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

      This power of attorney is effective for all documents filed on or after February 17, 2005.

      IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 17th day of February 2005.


/s/ Ann R. Leven
-----------------------------
    Ann R. Leven

----------------------------------------------------------------------------------------------------------------
                                      Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------
Delaware Group Adviser Funds                  Voyageur Insured Funds
Delaware Group Cash Reserve                   Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                 Voyageur Investment Trust
Delaware Group Equity Funds II                Voyageur Mutual Funds
Delaware Group Equity Funds III               Voyageur Mutual Funds II
Delaware Group Equity Funds IV                Voyageur Mutual Funds III
Delaware Group Equity Funds V                 Voyageur Tax Free Funds
Delaware Group Foundation Funds               Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds   Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                   Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds  Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust    Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                  Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund            Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Pooled Trust
Delaware VIP Trust

[GRAPHIC OMITTED]

                                POWER OF ATTORNEY

      I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trust"), hereby constitute and appoint Jude T. Driscoll, Richelle S. Maestro and Michael P. Bishof, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

      This power of attorney is effective for all documents filed on or after February 17, 2005.

      IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 17th day of February 2005.


/s/ Thomas F. Madison
---------------------------------
    Thomas F. Madison

----------------------------------------------------------------------------------------------------------------
                                      Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------
Delaware Group Adviser Funds                  Voyageur Insured Funds
Delaware Group Cash Reserve                   Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                 Voyageur Investment Trust
Delaware Group Equity Funds II                Voyageur Mutual Funds
Delaware Group Equity Funds III               Voyageur Mutual Funds II
Delaware Group Equity Funds IV                Voyageur Mutual Funds III
Delaware Group Equity Funds V                 Voyageur Tax Free Funds
Delaware Group Foundation Funds               Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds   Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                   Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds  Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust    Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                  Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund            Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Pooled Trust
Delaware VIP Trust

[GRAPHIC OMITTED]

                                POWER OF ATTORNEY

      I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the "Trust"), hereby constitute and appoint Jude T. Driscoll, Richelle S. Maestro and Michael P. Bishof, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

      This power of attorney is effective for all documents filed on or after February 17, 2005.

      IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 17th day of February 2005.


/s/ Jan L. Yeomans
--------------------------------
    Jan L. Yeomans

----------------------------------------------------------------------------------------------------------------
                                      Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------
Delaware Group Adviser Funds                  Voyageur Insured Funds
Delaware Group Cash Reserve                   Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                 Voyageur Investment Trust
Delaware Group Equity Funds II                Voyageur Mutual Funds
Delaware Group Equity Funds III               Voyageur Mutual Funds II
Delaware Group Equity Funds IV                Voyageur Mutual Funds III
Delaware Group Equity Funds V                 Voyageur Tax Free Funds
Delaware Group Foundation Funds               Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds   Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                   Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds  Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust    Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                  Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund            Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Pooled Trust
Delaware VIP Trust

[GRAPHIC OMITTED]

                                POWER OF ATTORNEY

      I, the Chief Financial Officer of Delaware Investments Family of Funds listed below (the "Trust"), hereby constitute and appoint Jude T. Driscoll and Richelle S. Maestro, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

      This power of attorney is effective for all documents filed on or after February 17, 2005.

      IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 17th day of February 2005.


/s/ Michael P. Bishof
--------------------------------
    Michael P. Bishof

----------------------------------------------------------------------------------------------------------------
                                      Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------
Delaware Group Adviser Funds                  Voyageur Insured Funds
Delaware Group Cash Reserve                   Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                 Voyageur Investment Trust
Delaware Group Equity Funds II                Voyageur Mutual Funds
Delaware Group Equity Funds III               Voyageur Mutual Funds II
Delaware Group Equity Funds IV                Voyageur Mutual Funds III
Delaware Group Equity Funds V                 Voyageur Tax Free Funds
Delaware Group Foundation Funds               Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds   Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                   Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds  Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust    Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                  Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund            Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Pooled Trust
Delaware VIP Trust

[GRAPHIC OMITTED]

                                POWER OF ATTORNEY

      I, the Chief Financial Officer of Delaware Investments Family of Funds listed below (the "Trust"), hereby constitute and appoint Jude T. Driscoll, Richelle S. Maestro and Michael P. Bishof, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

      This power of attorney is effective for all documents filed on or after March 23, 2005.

      IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23rd day of March 2005.


/s/ Lucinda S. Landreth
--------------------------------
    Lucinda S. Landreth

----------------------------------------------------------------------------------------------------------------
                                      Delaware Investments Family of Funds
----------------------------------------------------------------------------------------------------------------
Delaware Group Adviser Funds                  Voyageur Insured Funds
Delaware Group Cash Reserve                   Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I                 Voyageur Investment Trust
Delaware Group Equity Funds II                Voyageur Mutual Funds
Delaware Group Equity Funds III               Voyageur Mutual Funds II
Delaware Group Equity Funds IV                Voyageur Mutual Funds III
Delaware Group Equity Funds V                 Voyageur Tax Free Funds
Delaware Group Foundation Funds               Delaware Investments Dividend and Income Fund, Inc.
Delaware Group Global & International Funds   Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Group Government Fund                Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Group Income Funds                   Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Group Limited-Term Government Funds  Delaware Investments Florida Insured Municipal Income Fund
Delaware Group State Tax-Free Income Trust    Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Group Tax-Free Fund                  Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Group Tax-Free Money Fund            Delaware Investments Minnesota Municipal Income Fund III, Inc.
Delaware Pooled Trust
Delaware VIP Trust